Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO THE

CREDIT AGREEMENT

Dated as of April 15, 2011

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (the “Amendment”) among MADISON SQUARE GARDEN, L.P., a Delaware limited partnership (the “Company”), the Guarantors (as defined in the Credit Agreement (as defined below)), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Company, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of January 28, 2010 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Company and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended so that Section 7.14(x) thereof is amended in full to read as follows:

“(x) Indebtedness of the Company and its Restricted Subsidiaries in respect of Capitalized Lease Obligations in an aggregate principal amount not to exceed $25,000,000 at any time outstanding.”

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when each of the conditions precedent set forth below in this Section 2 shall be satisfied:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Company, the Guarantors and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and

(b) (i) as of the date first above written, no Default or Event of Default shall have occurred and be continuing or would result from the Amendment; and (ii) the representations and warranties of the Company and each other Loan Party in Article VI of the Credit Agreement shall be true and correct, in all material respects, on and as of the date first above written with the

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same force and effect as if made on and as of the date first above written, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date, and except that the representations and warranties contained in Section 6.04(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01(a) and (b) of the Credit Agreement, respectively.

SECTION 3. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 4. Consent and Affirmation of the Guarantors. Each Guarantor (prior to, and after giving effect to, this Amendment) hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Credit Agreement (including the Guaranty therein) and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Credit Agreement or any other Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations. For greater certainty and without limiting the foregoing, each Guarantor hereby confirms that the existing security interests granted by such Guarantor in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of such Guarantor under the Loan Documents

SECTION 5. Costs, Expenses. The Company agrees to pay on demand all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature

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page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MADISON SQUARE GARDEN, L.P.

By: MSG EDEN CORPORATION, as its
General Partner

By:	/s/ Bob Lynn
Name:	Bob Lynn
Title:	SVP, Treasury & Investor Relations

FUSE HOLDINGS LLC,
FUSE NETWORKS LLC,
GARDEN PROGRAMMING, L.L.C.,
MADISON SQUARE GARDEN CT, LLC,
MSG BOSTON THEATRICAL, L.L.C.,
MSG CHICAGO LLC,
MSG NATIONAL PROPERTIES LLC,
MSG VAUDEVILLE, LLC,
MSG WINTER PRODUCTIONS, LLC,
RADIO CITY PRODUCTIONS LLC,
SPORTSCHANNEL ASSOCIATES,
THE 31st STREET COMPANY, L.L.C., and
THE GRAND TOUR, LLC, as Guarantors

By: MSG EDEN CORPORATION, as the
General Partner of Madison Square Garden, L.P.

By:	/s/ Bob Lynn
Name:	Bob Lynn
Title:	SVP, Treasury & Investor Relations

FUSE PROGRAMMING, INC., as Guarantor

By:	/s/ Bob Lynn
Name:	Bob Lynn
Title:	SVP, Treasury & Investor Relations

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JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By	/s/ John Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director

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Bank of America, N.A., as a Lender

By	/s/ Michael Makaitis
Name: Michael Makaitis
Title: Vice President

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BARCLAYS BANK PLC, as a Lender

By	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

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Citibank, N.A.

By	/s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

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CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH

By	/s/ Doreen Barr	/s/ Vipul Dhadda
	Name: Doreen Barr	Name: Vipul Dhadda
	Title: Director	Title: Associate

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GOLDMAN SACHS BANK USA

By	/s/ Gabriela Giacomin
Name: Gabriela Giacomin
Title: Authorized Signatory

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Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Sharon Bazbaz
Name: Sharon Bazbaz
Title: Authorized Signatory

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The Royal Bank of Scotland plc,
as a Lender

By	/s/ Alex Daw
Name: Alex Daw
Title: Director

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SUNTRUST BANK, as a Lender

By	/s/ Michael Vegh
Name: Michael Vegh
Title: Director

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UBS Loan Finance LLC, as a Lender

By	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Gail F. Scannell
Name: Gail F. Scannell
Title: Senior Vice President

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